Short-Term Loans and Long-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Loans and Long-Term Debt
9.	Short-Term Loans and Long-Term Debt

Short-term loans consisting of bank borrowings at December 31, 2011 and 2010 were ¥4,641 million and ¥2,071 million, respectively. The weighted average interest rates on short-term loans outstanding at December 31, 2011 and 2010 were 2.72% and 1.46%, respectively.

Long-term debt consisted of the following:

	December 31
	2011	2010
	(Millions of yen)
Loans, principally from banks, maturing in installments through 2020; bearing weighted average interest of 1.68% and 1.83% at December 31, 2011 and 2010, respectively	¥1,297	¥1,013
0.75% Japanese yen notes, due 2012	1,020	—
0.84% Japanese yen notes, due 2013	156	—
Capital lease obligations	4,597	8,247

	7,070	9,260
Less current portion	(3,702)	(5,129)

	¥3,368	¥4,131

The aggregate annual maturities of long-term debt outstanding at December 31, 2011 were as follows:

(Millions of yen)
Year ending December 31:
2012	¥3,702
2013	1,528
2014	1,132
2015	457
2016	105
Thereafter	146

¥7,070

Certain property, plant and equipment with a net book carrying value of ¥2,913 million at December 31, 2011 were mortgaged primarily to secure loans from banks.

Both short-term and long-term bank loans are made under general agreements which provide that security and guarantees for present and future indebtedness will be given upon request of the bank, and that the bank shall have the right to offset cash deposits against obligations that have become due or, in the event of default, against all obligations due to the bank.